EXHIBIT 99.1

ENDRA Life Sciences Announces Leadership Changes

•	Board Member Alexander Tokman appointed as acting CEO bringing 24+ years of global commercial leadership experience

•	Two additional industry veterans join in key roles including regulatory and clinical affairs and finance

ANN ARBOR, Mich. (August 13 , 2024) – ENDRA Life Sciences Inc. (“ENDRA”) (NASDAQ: NDRA), a pioneer of Thermo Acoustic Enhanced UltraSound (TAEUS®), today announced its Board of Directors has appointed Alexander Tokman as acting Chief Executive Officer to replace Francois Michelon, who stepped down from his role as Chief Executive Officer and as a member of the Board of Directors to pursue other endeavors. The Company also announced the addition to its senior management team of Ziad Rouag as Head of Regulatory and Clinical Affairs and Richard Jacroux as Chief Financial Officer.

Mr.Tokman is a growth-driven executive with 24+ years of cross-functional leadership and P&L management experience centered around the development and commercialization of new technology products and services for Medical Device, Biotech, Consumer Electronics, AI and AgTech markets. He has a demonstrated track record in driving breakthrough revenue growth and valuations for start-ups, micro-caps and Fortune 100 companies and implementing improved strategies and operating mechanisms to accelerate business turnarounds.

Prior to ENDRA, he served as a President of a privately held AI/Computer Vision SaaS company and was a CEO-in-Residence at the Allen Institute for Artificial Intelligence (AI2). Mr. Tokman also currently serves as an independent board director for a technology company commercializing a dedicated breast CT imaging platform, and he’s on the board of the American Academy of Thermography, a non-profit organization focused on bringing novel infrared imaging applications for disease diagnosis. Prior to that, he successfully led an IoT technology microcap for over 12 years and spent over 10 years as an executive with GE Healthcare, where he led several global businesses and successful commercialization of multiple business segments, including PET/CT. Mr. Tokman received both undergraduate and graduate Engineering degrees from University of Massachusetts.

“As a member of the board, I want to thank Francois for his nine years of faithful service. I am honored to step in and execute on our plan to focus on core regulatory and commercial activities to successfully secure approval and launch our company’s well-patented technology, while exercising a strict fiscal discipline,” said Alexander Tokman, Board Member and acting Chief Executive Officer of ENDRA.

“As we refocus our efforts on the critical company deliverables, I am also excited to welcome Ziad and Richard to ENDRA’s management team to help advance our goal of establishing the TAEUS system as a practical detection and monitoring biomarker solution for metabolic health. Ziad, who previously served as a consultant to ENDRA, brings extensive experience in regulatory affairs and will bolster our internal efforts as we move TAEUS through the domestic regulatory process,” stated Tokman. “Richard is a seasoned financial executive and will be an asset to the Company as we grow and scale the business. Irina Pestrikova, formerly Senior Director, Finance, will help to ensure a smooth transition of daily finance operations to Richard, and remain an advisor to the company as she spends more time with her family.”

Ziad Rouag brings to ENDRA more than two decades of experience in the medical device industry as a leader of clinical operations and regulatory affairs for emerging startups and high-growth businesses. Most recently he served as President and Chief Executive Officer of Biomodex, a digital healthcare company.  Prior to Biomodex, Mr. Rouag served as Vice President of Regulatory and Clinical Affairs at several companies including Juul Labs, PQ Bypass and Altura Medical. Mr. Rouag received both a BS and BA from McGill University, and a J.D. from Rutgers University.

Richard Jacroux has over 20 years of experience in financial management and accounting and began his career at Ernst & Young LLP.  He has held the role of Chief Financial Officer at several technology companies, is the founder of Impact Solve, LLC, an accounting and fractional chief financial officer service firm and is an adjunct professor at the University of Washington. Mr. Jacroux received a BA in business administration and accounting from the University of Washington, and an MBA from the Kellogg School of Management.

About ENDRA Life Sciences Inc.

ENDRA Life Sciences is the pioneer of Thermo Acoustic Enhanced UltraSound (TAEUS®), a ground-breaking technology that characterizes tissue similar to an MRI, but at 1/40th the cost and at the point of patient care. TAEUS® is designed to work in concert with the more than 700,000 ultrasound systems in use globally today. TAEUS® is initially focused on the non-invasive assessment of fatty tissue in the liver. Steatotic liver disease (SLD, formerly known as NAFLD-NASH) is a chronic liver disease spectrum that affects over two billion people globally, and for which there are no practical diagnostic tools. Beyond the liver, ENDRA is exploring several other clinical applications of TAEUS®, including non-invasive visualization of tissue temperature during energy-based surgical procedures. For more information, please visit www.endrainc.com.

Forward-Looking Statements

All statements in this press release that are not based on historical fact are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of terms such as “approximate,” "anticipate," “attempt,” "believe," "could," "estimate," "expect," “forecast,” “future,” "goal," “hope,” "intend," "may," "plan," “possible,” “potential,” “project,” "seek," "should," "will," “would,” or other comparable terms (including the negative of any of the foregoing), although some forward-looking statements are expressed differently. Examples of forward-looking statements for ENDRA include, among others: expectations with respect to FDA requirements regarding its clinical trials and de novo submission for its TAEUS liver device; estimates of the timing of future events and anticipated results of its development efforts, including the timing of submission for and receipt of required regulatory approvals and product launches and sales; statements relating to future financial position and projected costs and revenue; expectations concerning ENDRA's business strategy; and statements regarding ENDRA’s ability to find and maintain development partners. Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements as a result of various factors including, among others: the ability to raise additional capital in order to continue as a going concern; the ability to obtain FDA and other regulatory approvals necessary to sell ENDRA medical devices in certain markets in a timely manner, or at all; the ability to develop a commercially feasible technology and its dependence on third parties to design and manufacture its products; ENDRA’s ability to maintain compliance with Nasdaq listing standards; ENDRA’s dependence on its senior management team; market acceptance of ENDRA’s technology and the amount and nature of competition in its industry; ENDRA’s ability to protect its intellectual property; and the other risks and uncertainties described in the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of the company’s most recent Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements made in this press release speak only as of the date of issuance, and ENDRA assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

Company Contact:

Richard Jacroux

CFO

investors@endrainc.com

www.endrainc.com

Investor Relations Contact:

Yvonne Briggs

LHA Investor Relations

(310) 691-7100

ybriggs@lhai.com

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